                                                                  EXHIBIT 10.33

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is entered into as of December 26, 1997 among Dreyer's Grand Ice Cream, Inc., a Delaware corporation (the "Company"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), ABN-AMRO Bank N.V., San Francisco International Branch as Co-Agent, and Bank of America National Trust and Savings Association, as agent for the Banks.

                                    RECITALS

         A. The Company, Banks, and Agent are parties to a Credit Agreement dated as of December 22, 1995, as amended by a First Amendment to Credit Agreement dated as of April 15, 1996 (as so amended, the "Credit Agreement"), pursuant to which the Agent and the Banks have extended certain credit facilities to the Company.

         B. The Company has requested that the Banks agree to certain amendments of the Credit Agreement.

         C. The Banks are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

         2.      Amendments to Credit Agreement.

                 (a) Section 7.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                 7.15 FUNDED DEBT/EBITDA RATIO. (a) THE COMPANY SHALL NOT PERMIT ITS FUNDED DEBT/EBITDA RATIO TO BE GREATER THAN:

                          (1) 5.25 FOR THE PERIOD FROM THE CLOSING DATE THROUGH ITS FOURTH FISCAL QUARTER IN 1995;

                          (2)  4.75 FOR ITS FIRST FISCAL QUARTER IN 1996;

                          (3)  4.50 FOR ITS SECOND FISCAL QUARTER IN 1996;

                          (4)  4.00 FOR ITS THIRD FISCAL QUARTER IN 1996;



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                          (5)  3.50 FOR ITS FOURTH FISCAL QUARTER IN 1996;

                          (6) 3.00 FOR THE FIRST THREE FISCAL QUARTERS IN 1997; AND

                          (7) 3.50 FOR ITS FOURTH FISCAL QUARTER IN 1997 AND EACH OF ITS FISCAL QUARTERS THEREAFTER.

                 (b) IN DETERMINING COMPLIANCE WITH THIS SECTION, THE COMPANY'S FUNDED DEBT AT EACH QUARTERLY MEASUREMENT PERIOD SHALL BE REDUCED BY THE AMOUNTS SHOWN IN THE FOLLOWING TABLE TO ACCOMMODATE INCREASES IN THE COMPANY'S SEASONAL DEBT:

                                                                 EACH YEAR AFTER
  FISCAL QUARTER ENDING IN:            1996                      1996

  MARCH                             $10,000,000                  $10,000,000
  JUNE                              $45,000,000                  $50,000,000
  SEPTEMBER                         $35,000,000                  $40,000,000
  DECEMBER                          $0                           $0


                 (b) The portion of Schedule 2 of the Compliance Certificate relating to Section 7.15 is amended in its entirety to provide as follows:

                 7.15 FUNDED DEBT/EBITDA RATIO. (a) THE COMPANY SHALL NOT PERMIT ITS FUNDED DEBT/EBITDA RATIO TO BE GREATER THAN:

                          (1) 5.25 FOR THE PERIOD FROM THE CLOSING DATE THROUGH ITS FOURTH FISCAL QUARTER IN 1995;

                          (2)  4.75 FOR ITS FIRST FISCAL QUARTER IN 1996;

                          (3)  4.50 FOR ITS SECOND FISCAL QUARTER IN 1996;

                          (4)  4.00 FOR ITS THIRD FISCAL QUARTER IN 1996;

                          (5)  3.50 FOR ITS FOURTH FISCAL QUARTER IN 1996;

                          (6) 3.00 FOR THE FIRST THREE FISCAL QUARTERS IN 1997; AND

                          (7) 3.50 FOR ITS FOURTH FISCAL QUARTER IN 1997 AND EACH OF ITS FISCAL QUARTERS THEREAFTER.





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                 (b)  IN DETERMINING COMPLIANCE WITH THIS SECTION, THE
COMPANY'S FUNDED DEBT AT EACH QUARTERLY MEASUREMENT PERIOD SHALL BE REDUCED BY THE AMOUNTS SHOWN IN THE FOLLOWING TABLE TO ACCOMMODATE INCREASES IN THE COMPANY'S SEASONAL DEBT:

                                                                EACH YEAR AFTER
  FISCAL QUARTER ENDING IN:            1996                     1996

  MARCH                             $10,000,000                 $10,000,000
  JUNE                              $45,000,000                 $50,000,000
  SEPTEMBER                         $35,000,000                 $40,000,000
  DECEMBER                          $0                          $0

1.       CAPITALIZED LEASE OBLIGATIONS (FOR EACH QUARTER
         COMMENCING AFTER MARCH 31, 1997)                           $
                                                                      ---------------

2.       OTHER FUNDED DEBT
                                                                      ---------------

3.       TOTAL FUNDED DEBT (1 + 2)
                                                                      ---------------

4.       MINUS AMOUNT AS DETERMINED ACCORDING TO THE
         TABLE IN Section 7.15(b):
                                                                      ===============

5.       FUNDED DEBT FOR PURPOSES OF Section 7.15
         (3 MINUS 4)
                                                                      ---------------

6.       EBITDA  =  __________

7.       RATIO OF FUNDED DEBT TO EBITDA  =  _____

8.       REQUIRED RATIO AS SET FORTH IN Section 7.15(A):  NOT GREATER THAN _____

FOR PURPOSES OF DETERMINING THE APPLICABLE MARGIN AND THE COMMITMENT FEE:

1.       CAPITALIZED LEASE OBLIGATIONS (NOT APPLICABLE IF
         ADDITIONAL CAPITAL HAS BEEN RAISED)                        $
                                                                      ---------------





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
2.       OTHER FUNDED DEBT
                                                                      ---------------

3.       TOTAL FUNDED DEBT (1 + 2)
                                                                      ---------------

4.       MINUS AMOUNT AS DETERMINED ACCORDING TO THE
         TABLE IN Section 7.15(b):
                                                                      ===============

5.       FUNDED DEBT FOR PURPOSES OF DETERMINING THE
         APPLICABLE MARGIN AND THE COMMITMENT FEE
         (3 MINUS 4)
                                                                      ---------------

6.       EBITDA  =  __________

7.       RATIO OF FUNDED DEBT TO EBITDA TO BE USED IN
         DETERMINING THE APPLICABLE MARGIN AND THE COMMITMENT FEE:  _____

         3. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

                 (a) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                 (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                 (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct in all material respects.

                 (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

         4. Effective Date. This Amendment will become effective as of December 26, 1997 (the "Effective Date"), provided that each of the following conditions precedent is satisfied:

                 (a) The Agent has received from the Company and the Majority Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.





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                 (b)      The Agent has received from the Company a copy of a
resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

                 (c) All representations and warranties contained herein are true and correct as of the Effective Date.

         5.      Miscellaneous.

                 (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                 (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                 (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

                 (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                 (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of
Section 10.01 of the Credit Agreement.

                 (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.





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                 IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Amendment as of the date first above written.



                                  DREYER'S GRAND ICE CREAM, INC.


                                  By:      _____________________________________
                                  Name:    _____________________________________
                                  Title:   _____________________________________



                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION,
                                  as Agent


                                  By:      ___________________________________
                                  Name:    ___________________________________
                                  Title:   ___________________________________


                                  ABN AMRO BANK N.V., as Co-Agent


                                  By:      ___________________________________
                                  Name:    ___________________________________
                                  Title:   ___________________________________


                                  By:      ___________________________________
                                  Name:    ___________________________________
                                  Title:   ___________________________________



                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION, as a Bank


                                  By:      ___________________________________
                                  Name:    ___________________________________
                                  Title:   ___________________________________


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
                                  ABN AMRO BANK N.V., as a Bank


                                  By:      _____________________________________
                                  Name:    _____________________________________
                                  Title:   _____________________________________


                                  By:      _____________________________________
                                  Name:    _____________________________________
                                  Title:   _____________________________________



                                  CREDIT SUISSE FIRST BOSTON


                                  By:      _____________________________________
                                  Name:    _____________________________________
                                  Title:   _____________________________________


                                  By:      _____________________________________
                                  Name:    _____________________________________
                                  Title:   _____________________________________


                                  UNION BANK OF CALIFORNIA, N.A.


                                  By:      _____________________________________
                                  Name:    _____________________________________
                                  Title:   _____________________________________


                                  By:      _____________________________________
                                  Name:    _____________________________________
                                  Title:   _____________________________________




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